SUBJECT TO REVISION                                              Exhibit 99.1
SERIES TERM SHEET DATED March 19, 2001


                                 Approximately
                                 $408,775,000
                            NovaStar Mortgage, Inc.


       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1


                                   DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1. The Series Term Sheet has been prepared by the Underwriter based on collateral information provided by NovaStar Mortgage, Inc. ("NovaStar") for informational purposes only and is subject to modification or change. Although NovaStar provided the Underwriter with certain information regarding the characteristics of the related collateral pool, it did not participate in the preparation of the Series Term Sheet. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

First Union Securities, Inc. does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Asset-Backed Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                                    [LOGO]
                         FIRST UNION SECURITIES, INC.

Series Term Sheet Dated March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------

                             Offered Certificates:

To Maturity:
------------------------------------------------------------------------------------------------------------------
                                                                                               Expected Ratings
                                                                                              --------------------
                  Expected
                Approximate     Interest     Principal        Expected          Expected        Moody's    S&P
  Class            Size*          Type         Type          WAL (yrs)      Principal Window
------------------------------------------------------------------------------------------------------------------
   A-1         $385,950,000     Floating      Senior           3.25         4/25/01 - 4/25/17     Aaa      AAA
------------------------------------------------------------------------------------------------------------------
   M-1            8,300,000     Floating    Mezzanine          5.50         4/25/04 - 3/25/12     Aa2      AA
------------------------------------------------------------------------------------------------------------------
   M-2            8,300,000     Floating    Mezzanine          5.36         4/25/04 - 2/25/11      A2       A
------------------------------------------------------------------------------------------------------------------
   M-3            6,225,000     Floating   Subordinate         5.02         4/25/04 - 7/25/09    Baa2      BBB
------------------------------------------------------------------------------------------------------------------

To 10% Call:
------------------------------------------------------------------------------------------------------------------
                                                                                               Expected Ratings
                                                                                              --------------------
                    Expected
                  Approximate   Interest    Principal      Expected             Expected        Moody's    S&P
   Class             Size*        Type        Type        WAL (yrs)**      Principal Window**
------------------------------------------------------------------------------------------------------------------
    A-1         $385,950,000    Floating      Senior         2.99          4/25/01 - 11/25/08     Aaa      AAA
------------------------------------------------------------------------------------------------------------------
    M-1            8,300,000    Floating    Mezzanine        5.12          4/25/04 - 11/25/08     Aa2       AA
------------------------------------------------------------------------------------------------------------------
    M-2            8,300,000    Floating    Mezzanine        5.12          4/25/04 - 11/25/08      A2        A
------------------------------------------------------------------------------------------------------------------
    M-3            6,225,000    Floating   Subordinate       5.00          4/25/04 - 11/25/08    Baa2      BBB
------------------------------------------------------------------------------------------------------------------

 * The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
 **  The Offered Certificates will be priced to call.

 Structure:
 ----------

 (1) Senior/Subordinated structure, whereby realized losses on the underlying mortgage loans will be allocated in the following order of priority: (i) to the overcollateralization amount described herein, (ii) to the Class M-3 Certificates, (iii) to the Class M-2 Certificates, and (iv) to the Class M-1 Certificates.

 (2) On the Clean-Up Call Date, the margin on the Class A-1 Certificates will increase by 2x and the margin on the Class M-1, M-2, and M-3 Certificates will increase by 1.5x times their related margin.

 (3) All classes of certificates may be subject to an Available Funds Cap as described herein.

Pricing Speed:
--------------------------------------------------------------------------------
 Fixed Rate Mortgage Loans:       23% HEP, which assumes that prepayments start
                                  at 2.30% CPR in month one, and increase by approximately 2.30% each month to 23% CPR in month ten, and remains at 23% CPR thereafter.

 Adjustable Rate Mortgage Loans:  27% CPR

--------------------------------------------------------------------------------

Contacts:

 First Union Securities, Inc.
 Mortgage-Backed Trading/Syndicate             Phone                E-mail Address
 ---------------------------------             -----                --------------
 Chris Choka                               (704) 383-8267        chris.choka@funb.com
 Randall White                             (704) 383-8267        randall.white@funb.com
 Bill Ingram                               (704) 383-7727        bill.ingram@funb.com
 Russell Andrews                           (704) 383-7727        russ.andrews@funb.com
 Mark Adamson                              (704) 383-7727        mark.adamson@funb.com

 Mortgage Finance                              Phone                  E-mail Address
-----------------                              -----                  --------------
 Shanker Merchant                          (212) 891-5021        shanker.merchant@funb.com
 Mike Ciuffo                               (704) 715-1170        michael.ciuffo@funb.com
 Sean Walker                               (704) 374-4398        sean.walker@funb.com

 Structuring                                   Phone                  E-mail Address
 -----------                                   -----                  --------------
 Barbara Smith                             (704) 383-8614          barbaram.smith@funb.com
 Serkan Erikci                             (704) 715-1263          serkan.erikci@funb.com

--------------------------------------------------------------------------------
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     DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------

                               SUMMARY OF TERMS
                               ----------------

  Title of              NovaStar Home Equity Loan Asset-Backed Certificates,
  Securities:           Series 2001-1.

  Offered               Class A-1 ("Class A Certificates"), M-1, M-2 and M-3
  Certificates:         ("Class M Certificates").

  Retained              Class AIO, Class O, Class P and the Residual
  Certificates:         Certificates. The Class AIO Certificateholders will be
                        entitled to receive the excess interest, which is the weighted average interest due on the mortgage loans less
                        Administrative Fees and the interest payable on the Offered Certificates. The Class O is a subordinate class and represents the Overcollateralization Amount. The
                        Class P Certificates will be entitled to all prepayment penalties received in respect of the mortgage loans and such amounts will not be available for distribution to the holders of the Offered Certificates.

  Seller & Servicer:    NovaStar Mortgage, Inc. ("NovaStar" or the "Servicer").

  Company:              NovaStar Mortgage Funding Corporation (the "Company").

  Trustee &             Wells Fargo Bank Minnesota, N.A. (the "Trustee" or the
  Certificate           "Certificate Administrator").
  Administrator:

  Custodian             First Union National Bank ("First Union").

  Ratings: It is a condition to the issuance of the Offered Certificates that the Class A-1 Certificates be rated "Aaa" by Moody's Investors Service, Inc. ("Moody's") and "AAA" by Standard and Poor's Ratings Services ("S&P"), that the Class AIO Certificates be rated "Aaa" by Moody's and "AAA" by S&P, that the Class M-1 Certificates by rated "Aa2" by Moody's and "AA" by S&P, that the Class M-2 Certificates be rated "A2" by Moody's and "A" by S&P, that the Class M-3 Certificates be rated "Baa2" by Moody's and "BBB" by S&P, and that the Class P Certificates be rated "Aaa" by Moody's.

  Underwriters:         First Union Securities, Inc. (Lead Underwriter) and
                        Morgan Stanley Dean Witter (Co-Underwriter).

  Closing Date:         On or about March 29, 2001.

  Registration:         DTC, Clearstream, Luxembourg and the Euroclear System.

  Accrued Interest:     All Offered Certificates will settle with no accrued
                        interest (settle flat).

  Distribution Dates:   The 25/th/ of each month, or if such day is not a
                        business day, the next succeeding business day, commencing on April 25, 2001.

  Record Date:          The last business day prior to the applicable
                        Distribution Date. The Record Date for the first
                        Distribution Date is the Closing Date.

  Cut-off Date:         With respect to each Initial Mortgage Loan, the later of
                        (i) the date of origination of such mortgage loan or
                        (ii) March 1, 2001.

  Due Date:             The first day of the month of the related Distribution
                        Date.

  Due Period:           With respect to any mortgage loan and Due Date, the
                        period commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due Date.

  Expected Pricing      March 23, 2001.
  Date:

--------------------------------------------------------------------------------
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     DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------

  Payment Delay:        None.

  Day Count             Actual / 360.

  Servicing Fee:        50 basis points per annum of the aggregate principal
                        balance of the Mortgage Loans ("Servicing Fee").

  Administrative Fees:  Mortgage insurance fees, trustee fees, and servicing fees.

  Clean-up Call:        The Servicer has a clean-up call option which, if
                        exercised, would result in early redemption of the Certificates on any Distribution Date on or after the aggregate principal balance of the mortgage loans has declined to 10% or less of the sum of the principal balance of the initial mortgage loans plus the original pre-funding amount. The first Distribution Date on which the clean-up call may be exercised is the "Clean-Up Call
                        Date".

  Denomination:         $25,000 minimum and multiples of $1,000 in excess
                        thereafter.

  SMMEA Eligibility:    The Class A-1, Class M-1, Class AIO and Class P
                        Certificates will constitute "mortgage related securities" for purposes of SMMEA, for so long as they are rated in at least the second highest rating category by one or more nationally recognized statistical rating agencies. Institutions whose investment activities are subject to legal investment laws and regulations or review by certain regulatory authorities may be subject to restrictions on investment in the Certificates.

  ERISA Eligibility:    The Class A-1 Certificates and the Class M Certificates
                        may be purchased by plans after the pre-funding has been completed, provided that certain conditions are satisfied. A fiduciary of any ERISA plan that is considering a purchase of Certificates should, among other things, consult with experienced legal counsel in determining whether all required conditions for purchase have been satisfied.

                        Each investor of a Class A or Class M Certificate purchased in book-entry form will be deemed to represent that it complies with the restrictions described under "ERISA Considerations" in the prospectus supplement.

  Tax Status:           The Trust will elect to be treated as one or more Real
                        Estate Mortgage Investment Conduits ("REMIC"s) for federal income tax purposes. The Offered Certificates will be designated as "regular interests" in a REMIC.
                        Certificateholders will include interest on the Certificates as income in accordance with an accrual method of accounting.

  Mortgage Loan Pool:   The mortgage loan pool will consist of conventional,
                        monthly payment, first lien, adjustable rate mortgage loans and fixed rate mortgage loans with terms to maturity of not more than 30 years from the date of origination.

  Initial Mortgage      The initial mortgage loan pool will consist of
  Pool:                 approximately 80.46% adjustable rate mortgage loans and
                        19.54% fixed rate mortgage loans with an aggregate principal balance of $211,419,715.44 as of the Cut-Off
                        Date.

--------------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER, IF YOU DID NOT RECEIVE SUCH A
     DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------

  Pre-Funding Amount:       On the Closing Date, the Trust will deposit
                            approximately $203,580,284.56 into a pre-funding account that will be used from time to time on or before June 25, 2001, to acquire subsequent mortgage loans.

                            To the extent that the Trust does not fully use amounts on deposit in the pre-funding account to purchase additional mortgage loans by June 25, 2001, the Trust will apply the remaining amounts as a prepayment of principal to the Certificates on the Distribution Date on July 25, 2001. Although no assurance is possible, we do not anticipate that a material amount of principal will be prepaid on the Certificates from amounts in the pre-funding account.

  Monthly Servicer          The Servicer is required to advance scheduled
  Advances:                 principal and interest (net of the Servicing Fee)
                            for any delinquent mortgage loan, but is not required to make any advance which the Servicer deems to be non-recoverable.

  Credit Enhancement:       Credit enhancement for the structure is provided by
                            the following:

                            (1) Subordination: The Class M Certificates are subordinated to the Class A-1 Certificates. In addition, the rights of the holders of Class M Certificates with higher numerical designations will be subordinated to the rights of holders of Class M Certificates with lower numerical designations.

                            (2) Overcollateralization: Overcollateralization, which is expected initially to be approximately 1.50% of the sum of: (a) the aggregate principal balance of the Initial Mortgage Loans, and (b) the Pre-Funding Amount.

                            (3) Mortgage Insurance: Approximately 99.96% of the Initial Mortgage Loans with a loan-to-value ratio in excess of 55% are covered by mortgage insurance policies issued by PMI Mortgage Insurance, Inc. ("PMI") and the Radian Group, Inc. ("Radian") (such loans are the "Insured Mortgage Loans"). Each mortgage insurance policy insures a portion of the loss on the mortgage loan covered by such policy to the extent that the uninsured exposure of the related mortgage loan is reduced to an amount equal to 50% of the original loan-to-value ratio of such mortgage loan. Approximately 99.80% of the Insured Mortgage Loans are insured by PMI and approximately 0.20% are insured by Radian.

--------------------------------------------------------------------------------
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     DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Data March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------

                        STRUCTURE
                        ---------

  The Trust:            The Certificates will be backed by the Trust estate
                        created by the pooling and servicing agreement, which consists primarily of the following:

                        (i)    the mortgage loans;

                        (ii) collections in respect of principal and interest of the mortgage loans received after the Cut-off Date (other than payments due on or before the Cut-off Date);

                        (iii) the amounts on deposit in the collection account, including the payment account in which amounts are deposited prior to payment to the Certificateholders, including net investment earnings;

                        (iv) mortgage insurance policies and certain other insurance policies maintained by the mortgagors or by or on behalf of the Servicer or any sub-servicer;

                        (v) an assignment of the Company's rights under the purchase agreement;

                        (vi) amounts on deposit in the interest coverage account and the pre-funding account;

                        (vii) the trustee's rights under the converted loan purchase agreement; and

                        (viii) proceeds of the above.

  Available Funds:      The Available Funds for each Distribution Date will
                        equal the amount received by the Trustee and available in the payment account on that Distribution Date. The
                        Available Funds will generally be equal to the sum of the following amounts, net of Administrative Fees and amounts reimbursable to the Servicer:

                        (i) the aggregate amount of scheduled payments on the mortgage loans due on the related Due Date and received on or prior to the related Determination Date;

                        (ii) investment earnings on amounts in the payment account, plus miscellaneous fees and collections, including assumption fees and prepayment penalties, but excluding late fees;

                        (iii) any unscheduled payments and receipts, including mortgagor prepayments on the mortgage loans, received during the related Prepayment Period and proceeds of repurchases, and adjustments in the case of substitutions and terminations, net liquidation proceeds, insurance proceeds, proceeds from any mortgage insurance policy and proceeds from the sale of converted mortgage loans;

                        (iv) all advances made for that Distribution Date. In addition, on the Distribution Date that follows the termination of the pre-funding period, Available Funds will include the remaining amount on deposit in the pre-funding account at that time. During the pre-funding period, Available Funds will also include the withdrawn amount from the interest coverage account; and

                        (v) amounts on deposit in the supplemental interest account in accordance with the terms of the pooling and servicing agreement.

  Prepayment Period:    The Prepayment Period for any Distribution Date is the
                        period commencing on the day after the Determination
                        Date in the month preceding the month in which such Distribution Date falls (or, in the case of the first
                        Distribution Date, from the Cut-Off Date) and ending on the Determination Date of the calendar month in which such Distribution Date falls.

--------------------------------------------------------------------------------
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     DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Data March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------

  Determination Date         With respect to any Distribution Date, the 15th day
                             of the calendar month in which such Distribution
                             Date occurs or, if such 15th day is not a Business
                             Day, the Business Day immediately preceding such 15th day.


                             INTEREST DISTRIBUTIONS
                             ----------------------

  Interest Payments:         On each Distribution Date, the holders of each
                             class of certificates will be entitled to receive an interest payment amount equal to interest accrued on the related certificate principal balance immediately prior to such Distribution Date at the related pass-through rate for the related accrual period.

                             The pass-through rate for each class and Distribution Date is the lesser of (1) the formula rate for that class and Distribution Date and (2) the Available Funds Cap Rate for that Distribution Date.

                             The formula rate for each class of Certificates is as follows (margins will be determined at pricing):

                             Prior to the Rate Step Up Date:

                             Class                Rate
                             -----                ----
                             A-1        1-Month LIBOR plus _______%
                             M-1        1-Month LIBOR plus _______%
                             M-2        1-Month LIBOR plus _______%
                             M-3        1-Month LIBOR plus _______%

                             On or after the Rate Step Up Date:

                             Class                Rate
                             -----                ----
                             A-1        1-Month LIBOR plus _______%
                             M-1        1-Month LIBOR plus _______%
                             M-2        1-Month LIBOR plus _______%
                             M-3        1-Month LIBOR plus _______%


                             The "Rate Step Up Date" is the first Distribution Date to occur after the Clean-up Call Date. If the clean-up call is not exercised, the margin on the Class A-1 Certificates will increase to 2x the Class A-1 margin, and the margin on the Class M-1, M-2, and M-3 Certificates will increase to 1.5x their related margins.

                             Calculation of 1-Month LIBOR
                             The London interbank offered rate for one-month United States dollar deposits ("1-Month LIBOR") for each accrual period for the certificates will be determined on the second London business day preceding such accrual period on the basis of the offered rates of the reference banks for one-month United States dollar deposits, such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time).

                             The 1-Month LIBOR rate for the first accrual period, which commences from the Closing Date to the first Distribution Date is established two London business days prior to the Closing Date.

--------------------------------------------------------------------------------
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     DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Data March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------

  Available Funds Cap Rate:  The Available Funds Cap Rate for each Distribution
                             Date is the percentage equivalent of a fraction, the numerator of which is equal to the Interest Remittance Formula Amount plus any supplemental interest payment for that Distribution Date, less the Administrative Fees for that Distribution Date, and the denominator of which is equal to the product of (1) the number of days in the current month divided by 360 and (2) the aggregate certificate principal balance of the Offered Certificates immediately prior to that Distribution Date.

                             With respect to each Class and any Distribution Date, to the extent that the amount of interest paid to a class is reduced because the formula rate exceeds the Available Funds Cap Rate (such excess amount, the related "Available Funds Cap Carry-Forward Amount"), such amount will be carried forward and distributed, to the extent of funds available, to the holders of that Class, together with interest on that amount at the related formula rate applicable from time to time.

                             Interest on the certificates will accrue during each accrual period. The accrual period is the period from the prior Distribution Date through and including the day preceding the related Distribution Date. In the case of the first Distribution Date, interest begins to accrue on the closing date. Interest will accrue on the basis of the actual number of days in the accrual period and a 360 day year.

  Supplemental Interest      The Supplemental Interest Payment for any
  Payment:                   Distribution Date will be equal to the lesser of
                             (x) amounts otherwise payable to holders of Class
                             AIO Certificates and (y) the sum of (a) the difference between the formula rate of interest on the Offered Certificates and the Available Funds
                             Cap Rate (without regard to the Supplemental
                             Interest Payment) and (b) any unpaid interest shortfalls from prior Distribution Dates on the Offered Certificates caused by the application of the Available Funds Cap Rate.

  Interest Remittance        The Interest Remittance Amount for any Distribution
  Amount:                    Date is that portion of the Available Funds for
                             that Distribution Date allocable to interest.

  Interest Remittance        The Interest Remittance Formula Amount as of any
  Formula Amount:            Distribution Date is an amount equal to (a) the
                             product of (x) 1/12 of the weighted average coupon rate of the mortgage loan pool as of the beginning of the related Due Period and (y) the aggregate principal balances of the mortgage loans as of the beginning of the related Due Period minus (b) the aggregate amount of Relief Act shortfalls and prepayment interest shortfalls for the related
                             Prepayment Period.

  Interest Allocation:       On each Distribution Date the Trustee will first
                             distribute the prepayment penalties collected during the prior Prepayment Period to the holders of the Class P Certificates. After making that distribution, the Trustee will apply that portion of the available funds which represents the Interest Remittance Amount for that Distribution
                             Date, to the payment of any Administrative Fees of the Trust which are due on that Distribution Date, and will then apply the remaining Interest
                             Remittance Amount to the payment of interest then due on the Certificates in the following order of priority:

                             First, to the holders of the Class AIO Certificates
                             -----
                             and the holders of the Class A-1 Certificates, the Class AIO Monthly Interest Distributable Amount and the Class A-1 Monthly Interest Distributable Amount; these payments are of equal priority to those two classes, and, in the event that the remaining Interest Remittance Formula Amount is insufficient to pay both classes the full amount due, the amount paid to the holders of each of these two classes will be a pro rata portion of the remaining Interest Remittance Formula Amount, with the allocation based on the relative proportions of the Class AIO Monthly Interest Distributable Amount and the Class A-1 Monthly Interest Distributable Amount;

                             Second, to the holders of the Class M-1
                             ------
                             Certificates, the Monthly Interest Distributable Amount for Class M-1;

--------------------------------------------------------------------------------
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     DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Data March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------

                             Third, to the holders of the Class M-2
                             -----
                             Certificates, the Monthly Interest Distributable Amount for Class M-2;

                             Fourth, to the holders of the Class M-3
                             ------
                             Certificates, the Monthly Interest Distributable Amount for Class M-3;

                             Fifth, to the holders of each class of Offered
                             -----
                             Certificates, the Available Funds Cap Carry-Forward Amount for that class, such amount to be paid in the following order of priority: Class A-1, Class M-1, Class M-2 and Class M-3; and

                             Sixth, to the holders of the Residual Certificates, any remainder.

                             On any Distribution Date, any shortfalls resulting from the application of the Civil Relief Act and any prepayment interest shortfalls to the extent not covered by compensating interest paid by the Servicer will be applied to reduce the Monthly Interest Distributable Amounts with respect to the Class A-1, Class M-1, Class M-2, Class M-3 and Class AIO Certificates on a pro rata basis, based on the respective amounts of interest accrued on such Certificates for such Distribution Date. The holders of the Certificates will not be entitled to reimbursement for any such interest shortfalls.

  Class AIO Monthly          The Class AIO Monthly Interest Distributable Amount
  Interest Distributable     means, for any Distribution Date, the sum of (a)
  Amount:                    the Class AIO Unpaid Interest Shortfall Amount for
                             that Distribution Date and (b) the Class AIO
                             Current Interest for that Distribution Date. In the event of a shortfall in the full amount necessary to pay both the Class AIO Unpaid Interest Shortfall
                             Amount and the Class AIO Current Interest amount, the available funds will be applied first to the Class AIO Unpaid Interest Shortfall Amount and then to the Class AIO Current Interest amount.

  Class AIO Current          The Class AIO Current Interest as of any
  Interest                   Distribution Date is equal to the excess of (x)
                             Interest Remittance Formula Amount for that
                             Distribution Date less (y) the sum of the administrative fees, the current interest for the Class A-1 Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3
                             Certificates, and the Available Funds Cap Carry-
                             Forward Amounts for each of the Offered
                             Certificates. The "Current Interest" on each of the Class A-1, Class M-1, Class M-2 and Class M-3
                             Certificates will be calculated for this purpose by determining the Available Funds Cap Rate without regard to any Supplemental Interest Payment.

  Class AIO Unpaid           The Class AIO Unpaid Interest Shortfall Amount
  Interest                   means (i) for the first Distribution Date, zero and
  Shortfall Amount:          (ii) for any Distribution Date after the first
                             Distribution Date, the amount, if any, by which (a) the Class AIO Monthly Interest Distributable Amount on the immediately preceding Distribution Date exceeds (b) the aggregate amount distributed to the holders of the Class AIO Certificates on such preceding Distribution Date, plus interest on that amount, at the Class AIO pass-through rate for the related accrual period plus any Supplemental
                             Interest Payment made on the immediately preceding
                             Distribution Date.

  Monthly Interest           The Monthly Interest Distributable Amount for any
  Distributable Amount:      Distribution Date and class of Offered Certificates
                             is the sum of (a) the Unpaid Interest Shortfall
                             Amount for that class and Distribution Date and (b) the current interest for that class and Distribution Date. In the event of a shortfall in the full amount necessary to pay both the Unpaid
                             Interest Shortfall Amount and the current interest for a class, distributions will first be applied to the Unpaid Interest Shortfall Amount and then to the current interest.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Data March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------

  Unpaid Interest            The Unpaid Interest Shortfall Amount means (i) for
  Shortfall Amount:          each class of Offered Certificates and the first
                             Distribution Date, zero, and (ii) with respect to each class of Offered Certificates and any Distribution Date after the first Distribution
                             Date, the amount, if any, by which (a) the Monthly
                             Interest Distributable Amount for such class for the immediately preceding Distribution Date exceeds
                             (b) the aggregate amount distributed on such class in respect of interest on such preceding
                             Distribution Date, plus interest on that amount to the extent permitted by law, at the pass-through rate for such class for the related accrual period.

                             PRINCIPAL DISTRIBUTIONS
                             -----------------------

                             The Class M Certificates are unlikely to receive any principal payments until, at the earliest, the Distribution Date occurring on April 26, 2004.

                             Principal will be distributed to the
                             Certificateholders of each class in accordance with a payment priority, which is designed to maintain a specified level of support below each class. This support consists of the certificates that are more subordinated to that class, as well as the overcollateralization, which is subordinated to all classes of the Offered Certificates.

  Principal Remittance       The Principal Remittance Amount means with respect
  Amount:                    to any Distribution Date, the sum of (i) all
                             scheduled payments of principal collected or advanced on the mortgage loans by the Servicer that were due during the related due period, (ii) the principal portion of all partial and full principal prepayments of the mortgage loans applied by the Servicer during the related Prepayment Period,
                             (iii) the principal portion of all related net liquidation proceeds and insurance proceeds received during such Prepayment Period, (iv) that portion of the repurchase price, representing principal of any repurchased mortgage loan, deposited to the collection account during such Prepayment Period, (v) the principal portion of any related substitution adjustments deposited in the collection account during such Prepayment Period,
                             (vi) in the case of the Distribution Date immediately following the end of the funding period, any amount remaining in the pre-funding account and not used by the Trustee to purchase subsequent mortgage loans and (vii) on the Distribution Date on which the Trust is to be terminated, that portion of the termination price relating to principal.

  Principal Allocation:      On each Distribution Date (a) prior to the
                             Crossover Date or (b) on which a Trigger Event is in effect, the holders of each class of Certificates shall be entitled to receive distributions in respect of principal to the extent of the Principal Remittance Amount in the following order of priority:

                             First, to the holders of the Class A-1
                             -----
                             Certificates, until the certificate principal balance of the Class A-1 Certificates has been reduced to zero;

                             Second, to the holders of the Class M-1
                             ------
                             Certificates, until the certificate principal balance of the Class M-1 Certificates has been reduced to zero;

                             Third, to the holders of Class M-2 Certificates,
                             -----
                             until the certificate principal balance of the Class M-2 Certificates has been reduced to zero;

                             Fourth, to the holders of the Class M-3
                             ------
                             Certificates, until the certificate principal balance of the Class M-3 Certificates has been reduced to zero; and

                             Fifth, to the holders of the Class O Certificates,
                             -----
                             any remainder.

--------------------------------------------------------------------------------
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     DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------

                    On each Distribution Date (a) on or after the Crossover Date and (b) on which a Trigger Event is not in effect, the
                                                        ---
                    holders of each class of Certificates shall be entitled to receive distributions in respect of principal as follows:

                    First, to the holders of the Class A-1, M-1, M-2, and M-3
                    -----
                    Certificates, sequentially, to maintain the credit enhancement levels shown in the tables below:


                    Class        Target % of Pool     Target Credit Enhancement
                    -----        ----------------     -------------------------
                    A-1              86.00%                    14.00%
                    M-1              90.00%                    10.00%
                    M-2              94.00%                     6.00%
                    M-3              97.00%                     3.00%

                    Second, to the holders of the Class O Certificates, until
                    ------
                    the principal balance thereof is reduced to zero; and

                    Third, to the holders of the Residual Certificates.
                    -----

                    The allocation of principal with respect to the Class A-1 Certificates on each Distribution Date prior to the Crossover Date or on which a Trigger Event is in effect will have the effect of accelerating the amortization of the Class A-1 Certificates while, in the absence of realized losses, increasing the relative proportion of the Trust's assets represented by the Class M Certificates and the Class O Certificates. Increasing the relative proportion of the Trust's assets in the Class M Certificates and the Class O Certificates relative to that of the Class A-1 Certificates is intended to preserve the availability of the subordination provided by the Class M Certificates and the Class O Certificates.

Crossover Date:     The Crossover Date means the later to occur of (x) the
                    Distribution Date occurring in the 37/th/ period and (y) the first Distribution Date on which the Credit Enhancement
                    Percentage for the Class A Certificates (calculated for this purpose only after taking into account distributions of principal on the mortgage loans but prior to principal distributions to the Certificates) is greater than or equal to 14%.

Trigger Event:      A Trigger Event is in effect with respect to any
                    Distribution Date if the three-month rolling average of mortgage loans delinquent [60] days or more exceeds [14%] of the remaining pool balance.


                    CREDIT ENHANCEMENT
                    ------------------


                    Credit enhancement is provided by the subordination of the Class M Certificates, overcollateralization, and private mortgage insurance.

                    Subordination
                    -------------
                    The rights of the holders of the Class M Certificates to receive distributions will be subordinated, to the extent described herein, to the rights of the holders of the Class A-1 Certificates.

                    In addition, the rights of the holders of the Class M Certificates with higher numerical class designations will be subordinated to the rights of holders of the Class M Certificates with lower numerical class designations.

                    Subordination is intended to enhance the likelihood of regular distributions on the more senior classes of Offered Certificates and to afford those Certificates protection against losses.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------

                         Overcollateralization
                         ---------------------
                         The Trust will have an initial level of
                                                -------
                         overcollateralization of approximately $6,225,000 (the "Overcollateralization Amount"), which is 1.50% of the sum of (a) the aggregate principal balance of the Initial Mortgage Loans and (b) the Pre-Funding Amount. Overcollateralization is available for the benefit of all classes of Offered Certificates and is represented by the Class O Certificates.

                         Mortgage Insurance
                         ------------------
                         NovaStar has acquired, on behalf of the Trust, loan-level mortgage insurance policies for approximately 99.96% of the Initial Mortgage Loans with a loan-to-value ratio in excess of 55%. Initial Mortgage Loans with an aggregate principal balance of $4,799,269.65 have a loan-to-value ratio less than or equal to 55%, and thus are not insured by a mortgage insurance policy. The terms and conditions of the mortgage insurance policies are further discussed below.

Allocation of Losses:    Any realized losses on the mortgage loans will be
                         allocated in the following order of priority: first, to
                                                                       -----
                         the Overcollateralization Amount, which is represented
                         by the Class O Certificates, second, to the Class M-3
                                                      ------
                         Certificates, third, to the Class M-2 Certificates, and
                                       -----
                         fourth, to the Class M-1 Certificates.
                         ------

                         The Pooling and Servicing Agreement does not permit the allocation of realized losses to the Class A-1, Class AIO, or Class P Certificates. Investors in the Class A-1 Certificates should note that although realized losses cannot be allocated to the Class A-1 Certificates, under certain loss scenarios there will not be enough principal and interest on the mortgage loans to pay to the Class A-1 Certificates all interest and principal amounts to which they are then entitled.

                         Once realized losses have been allocated to the Class M Certificates, such amounts with respect to these Certificates will no longer accrue interest nor will such amounts thereafter be reinstated.

Mortgage Insurance       As of the Cut-Off Date, 99.80% and 0.20% of the Insured
 Policies:               Mortgage Loans are covered by polices issued by PMI
                         Mortgage Insurance, Inc. and the Radian Group, Inc., respectively. Each mortgage insurance policy insures losses on the principal balance of each such mortgage loan in an amount generally equal to, at the option of insurer, either:

                              The sum of (i) the principal balance of the mortgage loan, (ii) unpaid accumulated interest due on the mortgage loan at the mortgage rate (for a maximum period of two years) and (iii) the amount of certain advances (such as hazard insurance, taxes, maintenance expenses and foreclosure costs) made by the Servicer, reduced by certain mitigating amounts collected with respect thereto (collectively, the "Loss Amount") in which case the mortgage insurer would take title to the mortgaged property, or

                              An amount equal to the product of (i) the Loss Amount and (ii) the percentage of coverage (the "Coverage Percentage") specified in the mortgage insurance policy, in which case the issuer would retain title to (and the proceeds obtained in a foreclosure and sale of) the mortgaged property.

                         The minimum Coverage Percentage specified in each mortgage insurance policy will be different depending upon the Original Loan-to-Value Ratio of the related mortgage loan (mortgage loans with higher Loan-to-Value Ratios will generally have a higher Coverage Percentage and mortgage loans with lower Loan-to-Value Ratios will generally have a lower Coverage Percentage). However, for each insured mortgage loan, the related Coverage Percentage will be a percentage sufficient to insure such mortgage loan to an effective Loan-to-Value Ratio of 50%. Each mortgage insurance policy will remain in place for the life of the related mortgage loan.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------

                             Claim payments, if any, under a mortgage insurance policy will be made to the Servicer, deposited in the Collection Account and treated in the same manner as a prepayment of the related mortgage loan. Premiums payable on the mortgage insurance policies (the "MI Premiums") will be paid monthly by the Servicer with funds withdrawn from the Collection Account with respect to the related mortgage loans.

Conversion Feature of        69.57% of the Initial Mortgage Loans are, at the
Adjustable-Rate Loans:       borrower's option, subject to conversion during a
                             certain period into fixed-rate loans at a rate not to exceed 600 basis points over the FNMA rate for thirty-year fixed-rate loans only if certain conditions are met, for example, (a) the borrower has made timely payments on the loan during the twelve months immediately preceding the conversion date; (b) the borrower occupies the property; (c) the value of the property has not declined since the date of the original loan; and (d) the borrower meets the Servicer's property and credit standards.

Removal of Converted Loans   In the event of a conversion of a mortgage loan
Pursuant to the              from an adjustable-rate to a fixed-rate, NovaStar
Conversion Feature:          Capital, Inc., an affiliate of the Seller and
                             Servicer, will be obligated to purchase the mortgage loan from the pool at the outstanding principal balance of the mortgage loan. That is, the converted loans will be bought out of, and thus removed from, the pool after the conversion, causing an acceleration of principal distributions on the Certificates in accordance with their terms due to a prepayment of the pool. The purchase obligation of NovaStar Capital, Inc. will be fully guaranteed by NovaStar Financial, Inc., a publicly-held company.

--------------------------------------------------------------------------------
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    A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------


                DESCRIPTION OF THE TOTAL INITIAL MORTGAGE LOANS
                            AS OF THE CUT-OFF DATE

Summary Statistics
--------------------------------------------------------------------------------------------------
Statistical Calculation Date Aggregate Principal Balance                         $211,419,715.44
Number of Mortgage Loans                                                                   1,726
Fixed Rate Mortgage Loans                                                                  19.54%
Adjustable Rate Mortgage Loans                                                             80.46%
Fully Amortizing Mortgage Loans                                                            86.74%
Balloon Mortgage Loans                                                                     13.26%
1st Lien Mortgage Loans                                                                   100.00%
Average Cut-Off Date Loan Balance                                                    $122,491.14
Cut-Off Date Loan Balance Range                                         $28,813.71 - $575,575.99
Average Origination Loan Balance                                                     $122,570.13
Origination Loan Balance Range                                          $29,100.00 - $576,000.00
Weighted Average Gross Coupon                                                             10.550%
Gross Coupon Range                                                               6.990% - 13.990%
Weighted Average Remaining Term (Months)                                                     332
Remaining Term Range (Months)                                                          119 - 360
Weighted Average Current LTV                                                              82.436%
Current LTV Range                                                               20.396% - 99.970%
Property Type:
     Single Family Residence                                                               77.64%
     PUD                                                                                   12.55%
     Multi Unit                                                                             4.01%
     Condo (Low-Rise)                                                                       3.62%
     Manufactured                                                                           1.33%
     Condo (Hi-Rise)                                                                        0.85%
Occupancy Status
     Primary                                                                               90.68%
     Investment (Non-Owner Occupied)                                                        6.07%
     Secondary                                                                              2.19%
     Investment (Owner Occupied)                                                            1.06%
Geographic Concentration (Top 5 States)
     California                                                                            16.07%
     Florida                                                                               11.09%
     Michigan                                                                               9.48%
     Ohio                                                                                   5.92%
     Arizona                                                                                5.04%
Number of States*                                                                             44
Largest Zip Code Concentration (89014)                                                      0.73%
% of Mortgage Loans With Prepayment Penalties                                              86.59%
Weighted Average Months to Roll                                                               24
Range of Months to Roll                                                                   2 - 36
--------------------------------------------------------------------------------------------------

* Includes the District of Columbia.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------

                DESCRIPTION OF THE TOTAL INITIAL MORTGAGE LOANS
                            AS OF THE CUT-OFF DATE

                            Current Mortgage Rates

                                                                                                          Percent of Aggregate
                                            Number of                   Principal Balance                  Principal Balance
                                            Mortgage                  Outstanding as of the              Outstanding as of the
Range of Current Mortgage rates(%)            Loans                Statistical Calculation Date       Statistical Calculation Date
-----------------------------------        ------------           ------------------------------      ----------------------------
          6.501 -  7.000                        1                        $     38,000.00                           0.02%
          7.501 -  8.000                        8                           1,504,295.26                           0.71
          8.001 -  8.500                       30                           3,984,461.09                           1.88
          8.501 -  9.000                       96                          15,488,859.02                           7.33
          9.001 -  9.500                      136                          19,913,199.88                           9.42
          9.501 - 10.000                      296                          40,779,861.50                          19.29
         10.001 - 10.500                      252                          31,622,228.72                          14.96
         10.501 - 11.000                      326                          36,572,484.18                          17.30
         11.001 - 11.500                      203                          20,807,995.26                           9.84
         11.501 - 12.000                      195                          21,461,403.17                          10.15
         12.001 - 12.500                       99                          10,757,758.68                           5.09
         12.501 - 13.000                       69                           6,858,105.92                           3.24
         13.001 - 13.500                       13                           1,436,691.53                           0.68
         13.501 - 14.000                        2                             194,371.23                           0.09
                                        ---------                        ---------------                       --------
           Total                            1,726                        $211,419,715.44                         100.00%
                                        =========                        ===============                       ========

                                                   Current Loan-to-Value Ratios

                                                                                                          Percent of Aggregate
                                            Number of                   Principal Balance                  Principal Balance
        Range of Current                    Mortgage                  Outstanding as of the              Outstanding as of the
    Loan-to-Value Ratios (%)                  Loans                Statistical Calculation Date       Statistical Calculation Date
--------------------------------           ------------           ------------------------------      ----------------------------
         20.001 -  25.000                       5                        $    731,269.25                           0.35%
         30.001 -  35.000                       1                              39,956.71                           0.02
         35.001 -  40.000                       4                             463,204.51                           0.22
         40.001 -  45.000                       5                             393,649.86                           0.19
         45.001 -  50.000                      16                           1,465,287.28                           0.69
         50.001 -  55.000                      17                           1,705,902.04                           0.81
         55.001 -  60.000                      35                           4,439,730.39                           2.10
         60.001 -  65.000                      48                           5,223,585.26                           2.47
         65.001 -  70.000                      82                           8,532,453.66                           4.04
         70.001 -  75.000                     167                          18,036,859.27                           8.53
         75.001 -  80.000                     402                          50,464,394.10                          23.87
         80.001 -  85.000                     313                          38,843,474.77                          18.37
         85.001 -  90.000                     402                          52,587,481.68                          24.87
         90.001 -  95.000                     142                          18,758,261.42                           8.87
         95.001 - 100.000                      87                           9,734,205.24                           4.60
                                        ---------                        ---------------                       --------
           Total                            1,726                        $211,419,715.44                         100.00%
                                        =========                        ===============                       ========

--------------------------------------------------------------------------------
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    A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------

                         Original Loan-to-Value Ratios


                                                                                        Percent of Aggregate
                                      Number of          Principal Balance               Principal Balance
       Range of Original              Mortgage         Outstanding as of the           Outstanding as of the
    Loan-to-Value Ratios (%)            Loans       Statistical Calculation Date    Statistical Calculation Date
--------------------------------      ---------     ----------------------------    ----------------------------
20.001 -  25.000                              5                  $    731,269.25                           0.35%
30.001 -  35.000                              1                        39,956.71                           0.02
35.001 -  40.000                              4                       463,204.51                           0.22
40.001 -  45.000                              5                       393,649.86                           0.19
45.001 -  50.000                             16                     1,465,287.28                           0.69
50.001 -  55.000                             17                     1,705,902.04                           0.81
55.001 -  60.000                             35                     4,439,730.39                           2.10
60.001 -  65.000                             48                     5,223,585.26                           2.47
65.001 -  70.000                             77                     8,079,302.44                           3.82
70.001 -  75.000                            160                    16,901,281.20                           7.99
75.001 -  80.000                            405                    51,268,869.08                          24.25
80.001 -  85.000                            309                    38,476,480.55                          18.20
85.001 -  90.000                            404                    52,589,036.51                          24.87
90.001 -  95.000                            139                    18,286,355.02                           8.65
95.001 - 100.000                            101                    11,355,805.34                           5.37
                                      ---------     ----------------------------    ---------------------------
Total                                     1,726                  $211,419,715.44                         100.00%
                                      =========     ============================    ===========================

--------------------------------------------------------------------------------
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     DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------

                              Principal Balances

                                                                                        Percent of Aggregate
                                      Number of          Principal Balance               Principal Balance
                                      Mortgage         Outstanding as of the           Outstanding as of the
Range of Principal Balances ($)         Loans       Statistical Calculation Date    Statistical Calculation Date
--------------------------------      ---------     ----------------------------    ----------------------------
 25,000.01 -  50,000.00                     151                  $  6,696,252.76                           3.17%
 50,000.01 -  75,000.00                     388                    24,838,357.83                          11.75
 75,000.01 - 100,000.00                     325                    28,180,476.51                          13.33
100,000.01 - 125,000.00                     256                    28,839,857.33                          13.64
125,000.01 - 150,000.00                     182                    25,170,977.94                          11.91
150,000.01 - 175,000.00                     127                    20,585,490.45                           9.74
175,000.01 - 200,000.00                      77                    14,348,656.33                           6.79
200,000.01 - 225,000.00                      58                    12,344,913.59                           5.84
225,000.01 - 250,000.00                      31                     7,407,674.85                           3.50
250,000.01 - 275,000.00                      33                     8,703,479.24                           4.12
275,000.01 - 300,000.00                      26                     7,481,676.02                           3.54
300,000.01 - 325,000.00                      15                     4,688,985.37                           2.22
325,000.01 - 350,000.00                      18                     6,102,763.66                           2.89
350,000.01 - 375,000.00                      12                     4,371,544.12                           2.07
375,000.01 - 400,000.00                      10                     3,926,676.71                           1.86
400,000.01 - 425,000.00                       6                     2,490,348.65                           1.18
425,000.01 - 450,000.00                       3                     1,302,978.89                           0.62
450,000.01 - 475,000.00                       3                     1,404,969.99                           0.66
475,000.01 - 500,000.00                       4                     1,958,059.21                           0.93
575,000.01 - 600,000.00                       1                       575,575.99                           0.27
                                      ---------     ----------------------------    ---------------------------
 Total                                    1,726                  $211,419,715.44                         100.00%
                                      =========     ============================    ===========================

                          Remaining Terms to Maturity

                                                                                        Percent of Aggregate
                                      Number of          Principal Balance               Principal Balance
                                      Mortgage         Outstanding as of the           Outstanding as of the
Range of Remaining Terms (Months)       Loans       Statistical Calculation Date    Statistical Calculation Date
---------------------------------     ---------     ----------------------------    ----------------------------
116 - 120                                     1                  $     62,685.79                           0.03%
171 - 175                                     1                       112,891.37                           0.05
176 - 180                                   278                    30,061,549.39                          14.22
236 - 240                                     6                       693,681.00                           0.33
296 - 300                                     1                        70,293.36                           0.03
306 - 310                                     1                        62,769.85                           0.03
326 - 330                                     4                       395,509.60                           0.19
331 - 335                                     3                       212,189.19                           0.10
351 - 355                                     4                       573,220.24                           0.27
356 - 360                                 1,427                   179,174,925.65                          84.75
                                      ---------     ----------------------------    ---------------------------
 Total                                    1,726                  $211,419,715.44                         100.00%
                                      =========     ============================    ===========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------

                              Risk Classification

                                                                                        Percent of Aggregate
                                      Number of          Principal Balance               Principal Balance
                                      Mortgage         Outstanding as of the           Outstanding as of the
          Credit Grade                  Loans       Statistical Calculation Date    Statistical Calculation Date
---------------------------------     ---------     ----------------------------    ----------------------------
AAA                                         250                  $ 34,940,764.83                          16.53%
AA                                          505                    64,841,933.07                          30.67
A                                           318                    36,449,402.55                          17.24
A-                                          195                    23,718,834.36                          11.22
B                                           178                    20,142,306.24                           9.53
C                                            39                     3,075,083.14                           1.45
C-                                            1                        49,400.00                           0.02
FICO ENHANCED                               240                    28,201,991.25                          13.34
                                      ---------     ----------------------------    ---------------------------
   Total                                  1,726                  $211,419,715.44                         100.00%
                                      =========     ============================    ===========================


                         Types of Mortgage Properties

                                                                                        Percent of Aggregate
                                      Number of          Principal Balance               Principal Balance
                                      Mortgage         Outstanding as of the           Outstanding as of the
          Property Type                 Loans       Statistical Calculation Date    Statistical Calculation Date
---------------------------------     ---------     ----------------------------    ----------------------------
Single Family Residence                   1,372                  $164,140,718.68                          77.64%
PUD                                         153                    26,541,963.21                          12.55
Multi-Unit                                   77                     8,477,645.79                           4.01
Condo (Low-Rise)                             73                     7,653,485.34                           3.62
Manufactured                                 38                     2,810,871.07                           1.33
Condo (Hi-Rise)                              13                     1,795,031.35                           0.85
                                      ---------     ----------------------------    ---------------------------
   Total                                  1,726                  $211,419,715.44                         100.00%
                                      =========     ============================    ===========================



                 Occupancy Status of the Mortgaged Properties


                                                                                        Percent of Aggregate
                                      Number of          Principal Balance               Principal Balance
                                      Mortgage         Outstanding as of the           Outstanding as of the
        Occupancy Status                Loans       Statistical Calculation Date    Statistical Calculation Date
---------------------------------     ---------     ----------------------------    ----------------------------
Primary                                   1,524                  $191,710,115.64                          90.68%
Investment (Non-Owner Occupied)             148                    12,837,102.76                           6.07
Secondary                                    38                     4,638,251.97                           2.19
Investment (Owner-Occupied)                  16                     2,234,245.07                           1.06
                                      ---------     ----------------------------    ---------------------------
   Total                                  1,726                  $211,419,715.44                         100.00%
                                      =========     ============================    ===========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------

                              Documentation Types

                                                                                                        Percent of Aggregate
                                               Number of              Principal Balance                  Principal Balance
                                                Mortgage            Outstanding as of the              Outstanding as of the
       Documentation Type                        Loans           Statistical Calculation Date       Statistical Calculation Date
       ------------------                        -----           ----------------------------       ----------------------------
Full                                                 1,271                    $149,855,908.84                              70.88%
Stated                                                 376                      50,554,635.19                              23.91
Limited                                                 79                      11,009,171.41                               5.21
                                               -----------       ----------------------------       ----------------------------
   Total                                             1,726                    $211,419,715.44                             100.00%
                                               ===========       ============================       ============================

                                Use of Proceeds

                                                                                                        Percent of Aggregate
                                                Number of             Principal Balance                  Principal Balance
                                                Mortgage            Outstanding as of the              Outstanding as of the
         Use of Proceeds                          Loans          Statistical Calculation Date       Statistical Calculation Date
       ------------------                         -----          ----------------------------       ----------------------------
Refinance (Cashout)                                    762                    $ 94,594,376.30                              44.74%
Purchase                                               676                      84,656,736.54                              40.04
Refinance (Rate/Term)                                  287                      32,022,352.60                              15.15
Construction (Permanent)                                 1                         146,250.00                               0.07
                                             -------------        ---------------------------        ---------------------------
   Total                                             1,726                    $211,419,715.44                             100.00%
                                             =============        ===========================        ===========================

                              Mortgage Loan Types

                                                                                                        Percent of Aggregate
                                                Number of             Principal Balance                 Principal Balance
                                                Mortgage            Outstanding as of the             Outstanding as of the
       Mortgage Loan Type                         Loans          Statistical Calculation Date       Statistical Calculation Date
       ------------------                         -----          ----------------------------       ----------------------------
2/28 - 6 Month LIBOR Index                           1,195                    $154,476,588.34                              73.07%
3/27 - 6 Month LIBOR Index                             141                      15,622,020.20                               7.39
15 Year Balloon                                        252                      28,037,487.92                              13.26
10 Year Fixed Rate                                       1                          62,685.79                               0.03
15 Year Fixed Rate                                      27                       2,136,952.84                               1.01
20 Year Fixed Rate                                       6                         693,681.00                               0.33
25 Year Fixed Rate                                       1                          70,293.36                               0.03
30 Year Fixed Rate                                     103                      10,320,005.99                               4.88
                                             -------------        ---------------------------         --------------------------
   Total                                             1,726                    $211,419,715.44                             100.00%
                                             =============        ===========================         ===========================

 ----------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
     DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
 ----------------------------------------------------------------------------

Series Term Sheet Dated March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------

              Geographic Distribution of the Mortgaged Properties


                                                                                                        Percent of Aggregate
                                                Number of                  Principal Balance              Principal Balance
                                                Mortgage                 Outstanding as of the          Outstanding as of the
            Location                              Loans              Statistical Calculation Date   Statistical Calculation Date
            --------                              -----              ----------------------------   ----------------------------
Alabama                                                2                          $    106,665.75                           0.05%
Alaska                                                 1                                74,500.00                           0.04
Arizona                                               92                            10,649,395.73                           5.04
Arkansas                                               6                               307,188.88                           0.15
California                                           169                            33,965,096.90                          16.07
Colorado                                              47                             8,242,547.87                           3.90
Connecticut                                           11                             1,362,979.99                           0.64
District of Columbia                                   4                               488,888.70                           0.23
Florida                                              217                            23,454,812.72                          11.09
Georgia                                               38                             4,138,702.83                           1.96
Idaho                                                  3                               378,771.40                           0.18
Illinois                                              25                             2,858,773.46                           1.35
Indiana                                               78                             5,805,617.04                           2.75
Kansas                                                10                               982,195.40                           0.46
Kentucky                                              37                             2,935,217.44                           1.39
Louisiana                                              3                               427,709.66                           0.20
Maine                                                  1                                79,964.53                           0.04
Maryland                                              18                             2,994,675.90                           1.42
Massachusetts                                         18                             2,841,858.49                           1.34
Michigan                                             205                            20,033,556.47                           9.48
Minnesota                                             35                             4,744,300.32                           2.24
Mississippi                                           16                             1,346,421.56                           0.64
Missouri                                              44                             3,762,062.22                           1.78
Nevada                                                64                             9,502,335.35                           4.49
New Hampshire                                          7                               817,920.88                           0.39
New Jersey                                            26                             4,398,899.86                           2.08
New Mexico                                             8                               779,778.92                           0.37
New York                                              16                             3,475,961.97                           1.64
North Carolina                                        75                             8,851,099.08                           4.19
Ohio                                                 121                            12,519,405.77                           5.92
Oklahoma                                              28                             2,266,925.01                           1.07
Oregon                                                32                             5,367,587.67                           2.54
Pennsylvania                                          47                             5,227,624.07                           2.47
Rhode Island                                           7                               799,653.33                           0.38
South Carolina                                         9                               662,680.80                           0.31
Tennessee                                             85                             8,668,719.42                           4.10
Texas                                                 40                             5,251,818.29                           2.48
Utah                                                   5                               818,408.75                           0.39
Vermont                                                3                               292,361.40                           0.14
Virginia                                              23                             2,840,273.32                           1.34
Washington                                            28                             4,759,566.38                           2.25
West Virginia                                          5                               465,447.58                           0.22
Wisconsin                                             13                             1,330,580.38                           0.63
Wyoming                                                4                               340,763.95                           0.16
                                             -----------         --------------------------------     --------------------------
   Total                                           1,726                          $211,419,715.44                         100.00%
                                             ===========         ================================     ==========================

 ----------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
     DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
 ----------------------------------------------------------------------------

Series Term Sheet Dated March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------

        DESCRIPTION OF THE TOTAL INITIAL ADJUSTABLE RATE MORTGAGE LOANS
                            AS OF THE CUT-OFF DATE

                            Minimum Mortgage Rates


                                                                                         Percent of Aggregate
                                       Number of          Principal Balance               Principal Balance
                                       Mortgage         Outstanding as of the           Outstanding as of the
Range of Minimum Mortgage Rates (%)     Loans        Statistical Calculation Date    Statistical Calculation Date
-----------------------------------    -------       ----------------------------    ----------------------------
 6.501 -   7.000                             1                    $     38,000.00                            0.02%
 7.501 -   8.000                             5                         954,717.80                            0.56
 8.001 -   8.500                            23                       2,699,494.03                            1.59
 8.501 -   9.000                            76                      13,185,698.98                            7.75
 9.001 -   9.500                           117                      17,962,259.97                           10.56
 9.501 -  10.000                           246                      35,119,673.29                           20.65
10.001 -  10.500                           219                      28,483,946.07                           16.75
10.501 -  11.000                           279                      32,143,517.28                           18.90
11.001 -  11.500                           168                      17,381,048.08                           10.22
11.501 -  12.000                           135                      14,252,025.65                            8.38
12.001 -  12.500                            48                       5,750,696.10                            3.38
12.501 -  13.000                            18                       2,078,131.29                            1.22
13.501 -  14.000                             1                          49,400.00                            0.03
                                       -------       ----------------------------    ----------------------------
Total                                    1,336                    $170,098,608.54                          100.00%
                                       =======       ============================    ============================

                            Maximum Mortgage Rates

                                                                                         Percent of Aggregate
                                        Number of         Principal Balance               Principal Balance
                                        Mortgage        Outstanding as of the           Outstanding as of the
Range of Maximum Mortgage Rates (%)      Loans       Statistical Calculation Date    Statistical Calculation Date
-----------------------------------     ------       ----------------------------    ----------------------------
13.501 -  14.000                             1                    $     38,000.00                            0.02%
14.501 -  15.000                             5                         954,717.80                            0.56
15.001 -  15.500                            23                       2,699,494.03                            1.59
15.501 -  16.000                            77                      13,286,009.79                            7.81
16.001 -  16.500                           117                      17,962,259.97                           10.56
16.501 -  17.000                           245                      35,019,362.48                           20.59
17.001 -  17.500                           218                      28,056,625.34                           16.49
17.501 -  18.000                           282                      32,870,621.42                           19.32
18.001 -  18.500                           169                      17,699,457.30                           10.41
18.501 -  19.000                           133                      13,952,242.24                            8.20
19.001 -  19.500                            47                       5,432,286.88                            3.19
19.501 -  20.000                            18                       2,078,131.29                            1.22
20.501 -  21.000                             1                          49,400.00                            0.03
                                        ------        ---------------------------      --------------------------
Total                                    1,336                    $170,098,608.54                          100.00%
                                        ======        ===========================      ==========================

 ----------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
     DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
 ----------------------------------------------------------------------------

Series Term Sheet Dated March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------

                         Initial Periodic Rate Cap

                                                                                                         Percent of Aggregate
                                                Number of             Principal Balance                   Principal Balance
                                                Mortgage            Outstanding as of the               Outstanding as of the
    Initial Periodic Rate Cap (%)                 Loans          Statistical Calculation Date       Statistical Calculation Date
    -----------------------------               --------         ----------------------------       ----------------------------
3.000                                              1,336                      $170,098,608.54                             100.00%
                                                --------         ----------------------------       ----------------------------
   Total                                           1,336                      $170,098,608.54                             100.00%
                                                ========         ============================       ============================

                            Periodic Rate Cap

                                                                                                         Percent of Aggregate
                                                Number of             Principal Balance                   Principal Balance
                                                Mortgage            Outstanding as of the               Outstanding as of the
       Periodic Rate Cap (%)                      Loans          Statistical Calculation Date       Statistical Calculation Date
       ---------------------                    --------         ----------------------------       ----------------------------
1.000                                              1,336                      $170,098,608.54                             100.00%
                                                --------         ----------------------------       ----------------------------
   Total                                           1,336                      $170,098,608.54                             100.00%
                                                ========         ============================       ============================


                                 Gross Margins

                                                                                                        Percent of Aggregate
                                                Number of             Principal Balance                   Principal Balance
                                                Mortgage            Outstanding as of the               Outstanding as of the
     Range of Gross Margins (%)                   Loans          Statistical Calculation Date       Statistical Calculation Date
     --------------------------                 --------         ----------------------------       ----------------------------
3.501 -   4.000                                        7                      $    583,792.19                               0.34%
4.001 -   4.500                                       49                         6,380,207.87                               3.75
4.501 -   5.000                                      173                        24,925,836.36                              14.65
5.001 -   5.500                                      304                        43,440,353.24                              25.54
5.501 -   6.000                                      440                        52,971,925.82                              31.14
6.001 -   6.500                                      287                        32,556,465.32                              19.14
6.501 -   7.000                                       71                         8,568,599.62                               5.04
7.001 -   7.500                                        4                           631,439.59                               0.37
7.501 -   8.000                                        1                            39,988.53                               0.02
                                                --------         ----------------------------       ----------------------------
   Total                                           1,336                      $170,098,608.54                             100.00%
                                                ========         ============================       ============================

 ----------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
     DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
 ----------------------------------------------------------------------------

Series Term Sheet Dated March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------

                         Next Interest Adjustment Date



                                                                                                   Percent of Aggregate
                                          Number of              Principal Balance                   Principal Balance
                                           Mortgage            Outstanding as of the               Outstanding as of the
   Next Interest Adjustment Date            Loans           Statistical Calculation Date       Statistical Calculation Date
--------------------------------          ---------         -----------------------------      ----------------------------
November 1998                                       1                    $     62,769.85                               0.04%
November 2000                                       1                          28,813.71                               0.02
September 2002                                      2                         308,319.83                               0.18
October 2002                                        1                         161,060.80                               0.09
November 2002                                      12                       1,352,406.29                               0.80
December 2002                                      75                       9,523,833.80                               5.60
January 2003                                      431                      55,926,585.98                              32.88
February 2003                                     376                      46,381,036.08                              27.27
March 2003                                        294                      40,330,162.00                              23.71
April 2003                                          2                         401,600.00                               0.24
October 2003                                        1                         103,839.61                               0.06
November 2003                                       3                         498,473.75                               0.29
December 2003                                      16                       1,327,822.60                               0.78
January 2004                                       40                       4,303,964.42                               2.53
February 2004                                      46                       5,725,519.82                               3.37
March 2004                                         35                       3,662,400.00                               2.15
                                        -------------     ------------------------------     ------------------------------
 Total                                          1,336                    $170,098,608.54                             100.00%
                                        =============     ==============================     ==============================

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER, IF YOU DID NOT RECEIVE SUCH A
       DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------


                          BOND SUMMARY (to Maturity)
                          --------------------------



A-1 (To Maturity)
----------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                 50%            75%            100%           125%           150%           200%           250%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)              6.26           4.33           3.25           2.55           2.06           1.41           0.98
Modified Duration (years)*        4.64           3.45           2.71           2.20           1.82           1.28           0.92
First Principal Payment Date  Apr 25, 2001   Apr 25, 2001   Apr 25, 2001   Apr 25, 2001   Apr 25, 2001   Apr 25, 2001   Apr 25, 2001
Last Principal Payment Date   Apr 25, 2028   Apr 25, 2022   Apr 25, 2017   Sep 25, 2014   Feb 25, 2012   Oct 25, 2008   Jan 25, 2004
Payment Windows (months)          325            253            193            162            131             91             34

M-1 (To Maturity)
----------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                 50%            75%            100%           125%           150%           200%           250%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)             10.56           7.35           5.50           4.53           4.02           3.82           3.61
Modified Duration (years)*        7.32           5.57           4.44           3.80           3.45           3.32           3.13
First Principal Payment Date  Mar 25, 2006   Jul 25, 2004   Apr 25, 2004   May 25, 2004   Jun 25, 2004   Oct 25, 2004   Jan 25, 2004
Last Principal Payment Date   Nov 25, 2020   Dec 25, 2015   Mar 25, 2012   Oct 25, 2009   Feb 25, 2008   Jan 25, 2006   Sep 25, 2006
Payment Windows (months)          236            177            132            103             83             58             66

M-2 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                 50%            75%            100%           125%           150%           200%           250%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (years)             10.32           7.16           5.36           4.40           3.87           3.52           4.03
Modified Duration (years)*        7.02           5.37           4.28           3.65           3.29           3.05           3.42
First Principal Payment Date  Mar 25, 2006   Jul 25, 2004   Apr 25, 2004   May 25, 2004   May 25, 2004   Jul 25, 2004   Oct 25, 2004
Last Principal Payment Date   Jan 25, 2019   Jul 25, 2014   Feb 25, 2011   Dec 25, 2008   Jun 25, 2007   Jul 25, 2005   Nov 25, 2005
Payment Windows (months)          214            160            119             93             75             52             56

M-3 (To Maturity)
----------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                 50%            75%            100%           125%           150%           200%           250%
-----------------------------------------------------------------------------------------------------------------------------
Average Life (years)              9.92           6.72           5.02           4.11           3.61           3.25           3.40
Modified Duration (years)*        6.48           4.93           3.95           3.36           3.03           2.77           2.88
First Principal Payment Date  Mar 25, 2006   Jul 25, 2004   Apr 25, 2004   Apr 25, 2004   Apr 25, 2004   May 25, 2004   Jun 25, 2004
Last Principal Payment Date   Jun 25, 2016   May 25, 2012   Jul 25, 2009   Sep 25, 2007   Jun 25, 2006   Nov 25, 2004   Oct 25, 2004
Payment Windows (months)          183            134            100             78             63             44             43


*Modified duration calculated assuming a price of 100.00%.






--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER, IF YOU DID NOT RECEIVE SUCH A
       DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificated, Series 2001-1
--------------------------------------------------------------------------------

                            BOND SUMMARY (to Call)
                            ----------------------

A-1 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                       50%            75%          100%          125%          150%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    5.91          4.02          2.99          2.34          1.89          1.30          0.98
Modified Duration (years)*              4.51          3.30          2.56          2.06          1.70          1.20          0.91
First Principal Payment Date        Apr 25, 2001  Apr 25, 2001  Apr 25, 2001  Apr 25, 2001  Apr 25, 2001  Apr 25, 2001  Apr 25, 2001
Last Principal Payment Date         Feb 25, 2016  Aug 25, 2011  Nov 25, 2008  Mar 25, 2007  Jan 25, 2006  Aug 25, 2004  Sep 25, 2003
Payment Windows (months)                 179           125           92            72            58            41            30

M-1 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                       50%            75%          100%          125%          150%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                   10.08          6.86          5.12          4.24          3.78          3.41          2.49
Modified Duration (years)*              7.14          5.34          4.22          3.61          3.28          2.99          2.25
First Principal Payment Date        Mar 25, 2006  Jul 25, 2004  Apr 25, 2004  May 25, 2004  Jun 25, 2004  Aug 25, 2004  Sep 25, 2003
Last Principal Payment Date         Feb 25, 2016  Aug 25, 2011  Nov 25, 2008  Mar 25, 2007  Jan 25, 2006  Aug 25, 2004  Sep 25, 2003
Payment Windows (months)                 179           125           92            72            58            41            30

M-2 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                       50%            75%          100%          125%          150%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                   10.08          6.86          5.12          4.21          3.71          3.39          2.49
Modified Duration (years)*              6.94          5.22          4.14          3.53          3.18          2.95          2.23
First Principal Payment Date        Mar 25, 2006  Jul 25, 2004  Apr 25, 2004  May 25, 2004  May 25, 2004  Jul 25, 2004  Sep 25, 2003
Last Principal Payment Date         Feb 25, 2016  Aug 25, 2011  Nov 25, 2008  Mar 25, 2007  Jan 25, 2006  Aug 25, 2004  Sep 25, 2003
Payment Windows (months)                 179           125           92            72            58            41            30

M-3 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                       50%            75%          100%          125%          150%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    9.90          6.69          5.00          4.09          3.60          3.24          2.49
Modified Duration (years)*              6.48          4.92          3.93          3.35          3.02          2.76          2.18
First Principal Payment Date        Mar 25, 2006  Jul 25, 2004  Apr 25, 2004  Apr 25, 2004  Apr 25, 2004  May 25, 2004  Sep 25, 2003
Last Principal Payment Date         Feb 25, 2016  Aug 25, 2011  Nov 25, 2008  Mar 25, 2007  Jan 25, 2006  Aug 25, 2004  Sep 25, 2003
Payment Windows (months)                 179           125           92            72            58            41            30

*Modified duration calculated assuming a price of 100.00%.




--------------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
     DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------

                    Available Funds Cap Rate - Base Case/(1)/
                    -----------------------------------------

To 10% Clean-Up Call

Period        Date        AFC Rate                Period        Date        AFC Rate              Period        Date        AFC Rate
  0        3/29/01                                  31      10/25/03           9.10%                62       5/25/06           9.12%
  1        4/25/01           9.94%                  32      11/25/03           8.78%                63       6/25/06           8.79%
  2        5/25/01           8.83%                  33      12/25/03           9.12%                64       7/25/06           9.12%
  3        6/25/01           8.51%                  34       1/25/04           8.80%                65       8/25/06           8.79%
  4        7/25/01           8.83%                  35       2/25/04           8.81%                66       9/25/06           8.79%
  5        8/25/01           8.52%                  36       3/25/04           9.51%                67      10/25/06           9.12%
  6        9/25/01           8.52%                  37       4/25/04           8.83%                68      11/25/06           8.79%
  7       10/25/01           8.85%                  38       5/25/04           9.11%                69      12/25/06           9.13%
  8       11/25/01           8.53%                  39       6/25/04           8.77%                70       1/25/07           8.79%
  9       12/25/01           8.86%                  40       7/25/04           9.11%                71       2/25/07           8.79%
  10       1/25/02           8.54%                  41       8/25/04           8.78%                72       3/25/07           9.86%
  11       2/25/02           8.55%                  42       9/25/04           8.78%                73       4/25/07           8.80%
  12       3/25/02           9.59%                  43      10/25/04           9.11%                74       5/25/07           9.13%
  13       4/25/02           8.56%                  44      11/25/04           8.78%                75       6/25/07           8.80%
  14       5/25/02           8.89%                  45      12/25/04           9.11%                76       7/25/07           9.13%
  15       6/25/02           8.57%                  46       1/25/05           8.78%                77       8/25/07           8.81%
  16       7/25/02           8.90%                  47       2/25/05           8.78%                78       9/25/07           8.82%
  17       8/25/02           8.58%                  48       3/25/05           9.85%                79      10/25/07           9.16%
  18       9/25/02           8.58%                  49       4/25/05           8.78%                80      11/25/07           8.83%
  19      10/25/02           8.92%                  50       5/25/05           9.12%                81      12/25/07           9.18%
  20      11/25/02           8.60%                  51       6/25/05           8.78%                82       1/25/08           8.85%
  21      12/25/02           8.93%                  52       7/25/05           9.12%                83       2/25/08           8.86%
  22       1/25/03           8.61%                  53       8/25/05           8.79%                84       3/25/08           9.57%
  23       2/25/03           8.62%                  54       9/25/05           8.79%                85       4/25/08           8.88%
  24       3/25/03           9.73%                  55      10/25/05           9.12%                86       5/25/08           9.23%
  25       4/25/03           8.68%                  56      11/25/05           8.79%                87       6/25/08           8.90%
  26       5/25/03           9.01%                  57      12/25/05           9.12%                88       7/25/08           9.25%
  27       6/25/03           8.69%                  58       1/25/06           8.79%                89       8/25/08           8.93%
  28       7/25/03           9.08%                  59       2/25/06           8.79%                90       9/25/08           8.94%
  29       8/25/03           8.76%                  60       3/25/06           9.86%                91      10/25/08           9.29%
  30       9/25/03           8.76%                  61       4/25/06           8.79%                92      11/25/08           8.96%
                                                                                                    93      12/25/08           0.00%

/(1)/Derived assuming indices constant at 5.1875% for 1 Month LIBOR and 4.910% for 6 Month LIBOR, using 100% PPC, and assuming that the pre-funded pool consists of approximately 75% adjustable rate mortgage loans, 25% fixed rate mortgage loans, and a weighted average gross coupon that is 50 basis points less than that of the Initial Mortgage Loans.

--------------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
     DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 14, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-1
--------------------------------------------------------------------------------

                  Available Funds Cap Rate - Sensitivity/(2)/
                  -------------------------------------------

Period        Date        AFC Rate               Period        Date       AFC Rate               Period        Date       AFC Rate
     0     3/29/01                                 31      10/25/03          9.80%                 62       5/25/06          9.86%
     1     4/25/01           9.94%                 32      11/25/03          9.45%                 63       6/25/06          9.50%
     2     5/25/01           8.83%                 33      12/25/03          9.81%                 64       7/25/06          9.86%
     3     6/25/01           8.51%                 34       1/25/04          9.47%                 65       8/25/06          9.50%
     4     7/25/01           8.83%                 35       2/25/04          9.48%                 66       9/25/06          9.50%
     5     8/25/01           8.52%                 36       3/25/04         10.26%                 67      10/25/06          9.85%
     6     9/25/01           8.52%                 37       4/25/04          9.53%                 68      11/25/06          9.50%
     7    10/25/01           8.85%                 38       5/25/04          9.83%                 69      12/25/06          9.85%
     8    11/25/01           8.53%                 39       6/25/04          9.47%                 70       1/25/07          9.50%
     9    12/25/01           8.86%                 40       7/25/04          9.86%                 71       2/25/07          9.50%
    10     1/25/02           8.54%                 41       8/25/04          9.51%                 72       3/25/07         10.64%
    11     2/25/02           8.55%                 42       9/25/04          9.51%                 73       4/25/07          9.50%
    12     3/25/02           9.59%                 43      10/25/04          9.86%                 74       5/25/07          9.85%
    13     4/25/02           8.56%                 44      11/25/04          9.51%                 75       6/25/07          9.50%
    14     5/25/02           8.89%                 45      12/25/04          9.86%                 76       7/25/07          9.85%
    15     6/25/02           8.57%                 46       1/25/05          9.51%                 77       8/25/07          9.51%
    16     7/25/02           8.90%                 47       2/25/05          9.51%                 78       9/25/07          9.51%
    17     8/25/02           8.58%                 48       3/25/05         10.65%                 79      10/25/07          9.88%
    18     9/25/02           8.58%                 49       4/25/05          9.51%                 80      11/25/07          9.53%
    19    10/25/02           8.92%                 50       5/25/05          9.86%                 81      12/25/07          9.90%
    20    11/25/02           8.60%                 51       6/25/05          9.50%                 82       1/25/08          9.55%
    21    12/25/02           8.93%                 52       7/25/05          9.86%                 83       2/25/08          9.56%
    22     1/25/03           8.61%                 53       8/25/05          9.50%                 84       3/25/08         10.31%
    23     2/25/03           8.62%                 54       9/25/05          9.50%                 85       4/25/08          9.58%
    24     3/25/03          10.10%                 55      10/25/05          9.86%                 86       5/25/08          9.95%
    25     4/25/03           9.02%                 56      11/25/05          9.50%                 87       6/25/08          9.60%
    26     5/25/03           9.37%                 57      12/25/05          9.86%                 88       7/25/08          9.97%
    27     6/25/03           9.03%                 58       1/25/06          9.50%                 89       8/25/08          9.62%
    28     7/25/03           9.77%                 59       2/25/06          9.50%                 90       9/25/08          9.63%
    29     8/25/03           9.43%                 60       3/25/06         10.64%                 91      10/25/08         10.00%
    30     9/25/03           9.43%                 61       4/25/06          9.50%                 92      11/25/08          9.66%
                                                                                                   93      12/25/08         10.03%


/(2)/Derived assuming indices constant at 6.1875% for 1 Month LIBOR and 5.910% for 6 Month LIBOR, using 100% PPC, and assuming that the pre-funded pool consists of approximately 75% adjustable rate mortgage loans, 25% fixed rate mortgage loans, and a weighted average gross coupon that is 50 basis points less than that of the Initial Mortgage Loans.

--------------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
     DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------